UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03055

T. Rowe Price Tax-Exempt Money Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Tax-Exempt Money Fund	February 28, 2022
PTEXX	Investor Class
TERXX	I Class
T. ROWE PRICE Tax-Free Funds

HIGHLIGHTS

■	The broad municipal bond market registered losses over the past year, driven by a sharp rise in interest rates in early 2022. However, high yield municipal bonds finished the reporting period with positive returns.

■	The Tax-Free Short-Intermediate Fund posted negative returns and delivered mixed results versus its benchmark and Lipper peer group average. T. Rowe Price’s other Tax-Free Funds produced positive returns and generally favorable results compared with their respective benchmarks and peer group averages.

■	We continued to see value in revenue bonds from large hospitals, airports, and toll roads, particularly those with strong balance sheets that, in our assessment, enable these issuers to withstand periods of economic headwinds.

■	Although we see potential for interest rate volatility to hinder municipal debt at times this year, we feel that strong fiscal conditions for states and localities leave municipal bonds better positioned for a tenuous investment landscape than most fixed income sectors.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

Market Commentary

Dear Shareholder

Major stock and bond indexes produced mixed results during your fund’s fiscal year, the 12-month period ended February 28, 2022. Strong corporate earnings growth and a recovering economy contended with worries about inflation, new coronavirus variants, expectations of aggressive central bank tightening, and escalating geopolitical tensions.

Financial markets entered the period on an upbeat note, as the U.S. Congress expanded its coronavirus relief efforts with the passage of the $1.9 trillion American Rescue Plan Act in March. Record levels of fiscal stimulus, combined with an accelerating global vaccine rollout, helped propel a robust economic recovery and a rise in equity indexes. Weekly jobless claims declined steadily to new pandemic-era lows during the second quarter of 2021. The improved labor market and renewed stimulus efforts were reflected in higher consumer spending. A robust increase in corporate earnings growth also drove markets for much of 2021. However, earnings tailwinds showed signs of fading heading into 2022, as certain high-profile companies issued weaker-than-expected earnings reports or financial projections.

Concerns over inflation began to intensify in the latter half of the period. Persistent supply chain problems, including soaring shipping costs, raised prices for both raw materials and finished goods, while the release of pent-up demand for travel, recreation, and other services also pushed prices higher. In the U.S., consumer prices rose by 7.5% in the 12-month period ended in January 2022, the most since 1982.

Meanwhile, central banks began to move away from the extremely accommodative policies they instituted in response to the initial wave of the coronavirus. Federal Reserve officials began tapering the central bank’s purchases of Treasuries and agency mortgage-backed securities in November, and markets priced in a much more aggressive pace of rate hikes than previously expected as inflation remained elevated.

Markets were caught by surprise at the end of the period when Russia launched a large-scale military offensive into Ukraine. Amid the humanitarian crisis caused by the invasion, global equity markets moved sharply lower. Defensive stocks outperformed amid a flight to safety, while energy prices and market volatility spiked. Financials and other cyclicals dependent on a healthy economy underperformed.

In the fixed income market, domestic bond returns were broadly negative over the course of the period, as yields rose across the Treasury yield curve—especially in the intermediate-term portion of the curve—amid expectations of aggressive monetary tightening. (Bond yields and prices move in opposite directions.) Municipal bonds finished the 12-month period with negative results but held up better than Treasuries and the broader U.S. investment-grade taxable bond market, as demand for tax-free income remained strong, new supply was manageable, and state and local governments benefited from an influx of federal cash and stronger-than-expected tax revenues. However, the sector faced headwinds in early 2022 as Treasury yields increased and fund flows turned negative.

Looking ahead, the geopolitical turmoil in Ukraine has understandably raised investor and humanitarian concerns around the globe and increased market volatility and uncertainty. In light of the tragic events unfolding in Ukraine, we believe volatility in the market is likely to continue. Supply chain issues and inflation pressures are also likely to persist for longer, complicating the already difficult task of central banks trying to tackle price pressures and engineer a soft landing. Past performance of markets shows that the beginning of a policy rate-hiking cycle does not necessarily derail the U.S. stock or bond markets, nor the U.S. dollar. However, this past performance does not guarantee that those markets will perform well at the beginning of the next hiking cycle.

On the positive side, we believe that household wealth gains, pent-up consumer demand, and a potential boom in capital expenditures could sustain growth even as monetary policy turns less supportive. In this environment, our investment teams will remain focused on using fundamental research to identify companies that we believe can add value to your portfolio over the long term.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
President and CEO

Management’s Discussion of Fund Performance

TAX-EXEMPT MONEY FUND

INVESTMENT OBJECTIVE

The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest current income exempt from federal income taxes.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Tax-Exempt Money Fund returned 0.02% for the 12 months ended February 28, 2022, performing in line with the Lipper Tax-Exempt Money Market Funds Index. (I Class shares of the fund also returned 0.02%. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Tax-exempt money market yields remained compressed by continued monetary policy accommodation from the Federal Reserve (Fed) and record-setting cash flows into municipal bond funds during 2021, which strengthened demand for municipal securities broadly. However, yields trended higher late in the reporting period as bond fund flows reversed sharply and the supply of short-term municipal securities held by dealers swelled.

Following a persistent acceleration in inflation measures, expectations for aggressive Fed policy tightening in 2022 sparked this shift in the municipal market’s technical conditions and led to a steepening of the money market yield curve. Accordingly, one-year municipal rates jumped to 0.81% from 0.12% over the reporting period, while securities with seven-day maturities traded around 0.20% by the end of February 2022, up from 0.03% one year earlier.

How is the fund positioned?

Variable rate demand notes (VRDNs) with maturities of one to seven days remained the fund’s largest allocation, composing roughly 58% of its net assets as of the period-end. By comparison, the portfolio’s exposure to fixed rate notes, bonds, and commercial paper with maturities out to 90 days totaled approximately 33% of its net assets as of February 28, 2022.

The fund’s weighted average maturity (WAM) fluctuated throughout the period as we sought to appropriately balance investments in longer-dated money market securities with VRDN holdings. Still, we maintained a general preference for the very front end of the yield curve, reflecting our view that VRDNs should provide us with the flexibility to take advantage of higher yields following anticipated Fed interest rate hikes. As of February 28, 2022, the portfolio had a WAM of 28 days, down from 36 days at the start of the reporting period.

In terms of sector allocations, we kept a meaningful position in revenue-backed health care issues. Notable purchases in this market segment included Montgomery County (Maryland) securities issued for Trinity Health and Maryland Economic Development Corporation variable rate securities issued for the Howard Hughes Health Institute. Among other areas of the market, we added New York City Housing Development Corporation VRDNs and State of Minnesota general obligations to the portfolio. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

What is portfolio management’s outlook?

Beginning with a quarter-point interest rate increase at its March 2022 policy meeting, the Fed has signaled that a rate-hiking cycle is now underway in an attempt to curb inflation pressures. However, uncertainty surrounding economic growth and geopolitical stability could potentially alter the pace of the central bank’s monetary tightening. As a result, we are pursuing a strategy that, in our view, will allow the fund to respond quickly to changes in the interest rate outlook, an increase in new issuance, or shifts in cash flow patterns. We believe the fund’s positioning is appropriate in this environment.

As always, we remain committed to managing a high-quality, diversified portfolio focused on liquidity and stability of principal, which we deem of utmost importance to our shareholders.

TAX-FREE SHORT-INTERMEDIATE FUND

INVESTMENT OBJECTIVE

The fund seeks to provide, consistent with modest price fluctuation, a high level of income exempt from federal income taxes by investing primarily in short- and intermediate-term investment-grade municipal securities.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Tax-Free Short-Intermediate Fund returned -1.45% over the 12 months ended February 28, 2022. The fund modestly underperformed the Bloomberg 1–5 Year Blend (1–6 Year Maturity) Index but fared marginally better than its Lipper peer group average. (Results for Advisor and I Class shares varied, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Record-setting cash flows into municipal bond funds and direct federal aid to states and localities propelled positive returns for tax-exempt bonds in 2021. However, as the calendar year turned, signals that the Federal Reserve (Fed) would accelerate its monetary tightening plans in response to mounting inflation caused interest rates to surge higher, leading to a sharp sell-off in municipal bonds at the start of 2022. This downturn, aggravated by a reversal in fund flows industrywide, erased the broad market’s gains from earlier in the reporting period.

While rising rates hampered the fund’s absolute returns, our interest rate management benefited its relative performance. We kept the fund’s duration—a key measure of its interest rate sensitivity—modestly shorter than the benchmark’s duration, reflecting our view that short- and intermediate-term yields could climb as the Fed prepared to roll back its ultra-accommodative policy. This positioning ultimately aided relative returns as yields snapped higher. Additionally, the fund had an overweight to bonds with 10-year maturities, which supported results as yields of 10-year bonds increased less than those of shorter maturities.

Our investments in the general obligation sector slightly dented relative performance, as did our selections of seaport and lease revenue bonds. However, credit selection in the revenue sector, more broadly, supported relative performance, driven by contributions from Puerto Rico sales tax bonds (COFINA) and hospital debt. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Asset allocation advanced relative returns, led by an underweight to the higher-quality, lower-yielding prerefunded sector. Positioning in the revenue sector also supported results, albeit marginally, largely due to an overweight to life care revenue bonds.

How is the fund positioned?

From a sector perspective, transportation remained the fund’s largest position. Among transportation segments, we maintain a favorable outlook on mid-size and large airports as well as major toll roads, with revenue bonds issued for Philadelphia International Airport and Central Texas Regional Mobility Authority representing sizable purchases during the period.

Substantial debt service reserve accounts and federal aid underpin our conviction in the debt-servicing capacity of larger airports, which were notable beneficiaries of coronavirus relief bills and the recently passed Infrastructure Investment and Jobs Act. Additionally, we feel that widespread vaccine availability has helped to meaningfully restore demand for air travel, evidenced by domestic flight volume this past holiday season approaching pre-pandemic levels.

Similarly, our conviction in toll-backed bonds is bolstered by the strong government support that managed lane projects have received historically, as well as the resiliency of toll usage through the pandemic compared with public transit alternatives. We particularly favor projects located in rapidly expanding metropolitan areas but also maintain a positive outlook on toll operators in some slow-growth legacy markets due to their pricing power and solid liquidity profiles.

We also preserved the fund’s allocation to the health care subsector, adding credits such as California Statewide Community Development Authority revenue bonds—issued for Kaiser Permanente—to the portfolio. Although our long-term view of nonprofit hospital debt remains constructive, we see potential for staffing shortages and corresponding labor cost pressures to challenge the sector in the near term.

In the face of these headwinds, we believe that hospitals with strong balance sheets and skilled management teams will likely possess a competitive advantage in navigating the post-pandemic era. Specifically, we feel that large cash cushions, considerable federal funding, and an ability to effectively balance operational excellence and cost controls should serve as a fiscal bridge for many of these issuers until operating conditions and wage gains normalize.

There were no material changes in the fund’s credit quality diversification. As noted in the fund’s semiannual report, we grew somewhat more cautious on lower-rated market segments in 2021 based on our view that credit spreads, which reached historically tight levels last year, were unlikely to compress much further. (Credit spreads are the yield differences between higher- and lower-quality bonds of similar maturity.) Consequently, we migrated toward AA rated debt as we saw potential for waning fiscal and monetary stimulus to weigh on the elevated valuations of mid- and lower-quality bonds.

Near the conclusion of the reporting period, we began to observe better buying opportunities in the lower range of the investment-grade spectrum amid a material widening of credit spreads—including those in our favorite sectors. Moreover, we saw particularly attractive valuations at the longer end of the short-intermediate yield curve as the market repriced to higher rates, although the entire municipal curve, in our assessment, offered fair value by the end of the period when measured against U.S. Treasuries.

Compared with the benchmark, the A and BBB rating segments continued to represent overweight positions for the fund, reflecting our belief that these parts of the market often present opportunities to earn incremental risk-adjusted yield. We also kept a very small allocation to non-investment-grade bonds (rated BB or lower), which was intended to enhance the portfolio’s yield profile, as well as modest exposure to unrated credits.

What is portfolio management’s outlook?

Accelerating inflation and geopolitical turmoil have amplified risks to the global economy, sparking a series of volatile moves across asset classes. The municipal bond market has not been immune to these macro developments, evidenced by its rates-driven sell-off at the beginning of this year and subsequent price swings.

In this environment, moderate new issuance has helped alleviate pressures from municipal fund outflows industrywide, but we believe that primary market activity could increase this spring. Although we see potential for technical headwinds to persist over the near term and anticipate additional bouts of interest rate volatility in 2022, we feel that strong fiscal conditions for states and localities leave municipal bonds better positioned for a tenuous investment landscape than most fixed income sectors.

News surrounding the Russia-Ukraine crisis, inflation, and monetary policy will likely dominate headlines in the coming months, and while we will continue to closely monitor these and other macroeconomic factors, we remain as focused as ever on bottom-up credit analysis. In our view, the recent downturn in the tax-exempt bond market has introduced compelling entry points in several segments, and we are maintaining liquidity to potentially take advantage of further pricing inefficiencies should they arise.

Ultimately, we will stay risk aware and disciplined in our fundamental, research-driven approach, which we believe will continue to serve our shareholders well.

TAX-FREE INCOME FUND

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income exempt from federal income taxes by investing primarily in long-term investment-grade municipal securities.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Tax-Free Income Fund returned 0.44% for the 12-month period ended February 28, 2022, outperforming its Bloomberg benchmark and its Lipper peer group average. (Results for Advisor and I Class shares varied, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Record-setting cash flows into municipal bond funds and direct federal aid to states and localities propelled positive returns for tax-exempt bonds in 2021. However, as the calendar year turned, signals that the Federal Reserve would accelerate its monetary tightening plans in response to mounting inflation caused interest rates to surge higher, leading to a sharp sell-off in municipal bonds at the start of 2022. This downturn, aggravated by a reversal in fund flows industrywide, erased the broad market’s earlier gains, although strong demand for higher-yielding debt in 2021 enabled lower-quality municipals to finish the reporting period with positive returns.

Against this backdrop, credit selection in several of our preferred market segments helped the fund outperform its benchmark. Namely, our selections of hospital, toll, and airport revenue bonds lifted relative returns, as did tactical investments in Puerto Rico-based debt.

The fund’s holdings of Puerto Rico sales tax revenue bonds (COFINA) and general obligations (GOs) added value amid economic growth for the U.S. territory and court approval of its debt restructuring plan. These contributions were partly offset by negative selections of life care revenue bonds. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Asset allocation advanced relative performance, driven largely by overweight exposures to the higher-yielding life care and hospital revenue subsectors, which continued to rebound from pandemic-related pressures in 2020. On the broad sector level, a structural underweight to GOs and a corresponding overweight to revenue bonds further supported results.

Our interest rate management benefited relative performance. As higher front-end rates drove a flattening of the municipal yield curve, overweight allocations to long-dated bonds and underweight exposures to short and intermediate maturities aided relative returns. Meanwhile, the fund’s duration—a key measure of its interest rate sensitivity—was modestly longer than the benchmark’s duration, and this positioning subtracted from results as yields broadly increased.

How is the fund positioned?

With credit spreads reaching historically tight levels in 2021 and economic growth slowing late in the period, we grew somewhat more cautious on lower-rated market segments. (Credit spreads are the yield differences between higher- and lower-quality bonds of similar maturity.)

Consequently, we increased the fund’s allocation to AA bonds at the expense of those in the A rating basket. Still, A rated bonds, as well as those rated BBB, continued to represent overweight positions for the fund, reflecting our belief that these parts of the market often present opportunities to earn incremental risk-adjusted yield. We also preserved a limited allocation to non-investment-grade bonds (rated BB or lower), intended to enhance the portfolio’s yield profile, as well as modest exposure to unrated credits.

From a sector perspective, health care and transportation remained the fund’s largest positions, although we allowed the fund’s allocation to hospital revenue bonds to decrease modestly over the past year. While our long-term view of nonprofit hospitals remains generally constructive, we see potential for staffing shortages and corresponding labor cost pressures to challenge the sector in the near term.

In the face of these headwinds, we believe that hospitals with strong balance sheets and skilled management teams will likely possess a competitive advantage in navigating the post-pandemic era. Specifically, we feel that large cash cushions, considerable federal funding, and an ability to effectively balance operational excellence and cost controls should serve as a fiscal bridge for many of these issuers until operating conditions and wage gains normalize.

Among transportation segments, we maintain a favorable outlook on major toll roads, with toll-backed debt from the New York Thruway Authority representing a sizable purchase during the period.

Our conviction in toll-backed bonds is bolstered by the strong government support that managed lane projects have received historically, as well as the resiliency of toll usage through the pandemic compared with public transit alternatives. We particularly favor projects located in rapidly expanding metropolitan areas but also maintain a positive outlook on toll operators in some slow-growth legacy markets due to their pricing power and solid liquidity profiles.

Similarly, federal funding helps to reinforce our conviction in the debt-servicing capacity of mid-size and large airports, which were notable beneficiaries of coronavirus relief bills and the recently passed Infrastructure Investment and Jobs Act. Additionally, we feel that widespread coronavirus vaccine availability has helped to meaningfully restore demand for air travel, evidenced by domestic flight volume this past holiday season approaching pre-pandemic levels.

We also observed strengthening fundamentals in the special tax revenue subsector as mobility restrictions lapsed and economic activity rebounded over the past year. Notable purchases in this market segment included City and County of Denver sales tax bonds issued for the National Western Center and the Colorado Convention Center.

As discussed in the fund’s semiannual report, our near-term outlook on the GO sector grew more constructive, supported by direct federal stimulus for state and local governments in 2021. Nevertheless, we preserved a structural underweight to the overall sector due to our belief that underfunded pensions and other post-employment benefits constitute a long-term budget risk for states and municipalities.

What is portfolio management’s outlook?

Accelerating inflation and geopolitical turmoil have amplified risks to the global economy, sparking a series of volatile moves across asset classes. The municipal bond market has not been immune to these macro developments, evidenced by its rates-driven sell-off at the beginning of this year and subsequent price swings.

In this environment, moderate new issuance has helped alleviate pressures from municipal fund outflows industrywide, but we believe that primary market activity could increase this spring. Although we see potential for technical headwinds to persist over the near term and anticipate additional bouts of interest rate volatility in 2022, we feel that strong fiscal conditions for states and localities leave municipal bonds better positioned for a tenuous investment landscape than most fixed income sectors.

News surrounding the Russia-Ukraine crisis, inflation, and monetary policy will likely dominate headlines in the coming months, and while we will continue to closely monitor these and other macroeconomic factors, we remain as focused as ever on bottom-up credit analysis. In our view, the recent downturn in the tax-exempt bond market has introduced compelling entry points in several segments, and we are maintaining liquidity to potentially take advantage of further pricing inefficiencies should they arise.

Ultimately, we will stay risk aware and disciplined in our fundamental, research-driven approach, which we believe will continue to serve our shareholders well.

TAX-FREE HIGH YIELD FUND

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income exempt from federal income taxes by investing primarily in long-term low- to upper-medium-grade municipal securities.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Tax-Free High Yield Fund returned 2.21% for the 12 months ended February 28, 2022, outperforming its Bloomberg benchmark and its Lipper peer group average. (Results for Advisor and I Class shares varied, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Record-setting cash flows into municipal bond funds and direct federal aid to states and localities propelled positive returns for tax-exempt bonds in 2021. However, as the calendar year turned, signals that the Federal Reserve (Fed) would accelerate its monetary tightening plans in response to mounting inflation caused interest rates to surge higher, leading to a sharp sell-off in municipal bonds at the start of 2022. This downturn, aggravated by a reversal in fund flows industrywide, erased the broad market’s earlier gains, although strong demand for higher-yielding debt in 2021 enabled lower-quality municipals to finish the reporting period with positive returns.

Against this backdrop, credit selection in some of our preferred market segments helped the fund outperform its benchmark. Our selections of revenue bonds issued for hospitals and toll roads notably added value but were partly offset by negative selections of life care revenue bonds.

We continued to invest in Puerto Rico-domiciled bonds, including its general obligation (GO) debt and credits from several of the island’s revenue-backed bond issuers, based on our view that they would likely continue to benefit from substantial federal aid to the territory and independent oversight of its fiscal management. This thesis translated into excess returns in the portfolio as our investments in these names—especially Puerto Rico GOs, the Puerto Rico Electric Power Authority, and the Puerto Rico Aqueduct and Sewer Authority—outperformed amid an economic rebound for the commonwealth and court approval of its debt restructuring plan. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Asset allocation boosted relative returns, driven largely by an overweight to the revenue-backed life care subsector, which continued to rebound from pandemic-related pressures in 2020. On the broad sector level, a structural underweight to GO debt and a corresponding overweight to the typically higher-yielding revenue sector further supported performance.

While rising rates dampened the fund’s absolute returns later in the period, our interest rate management benefited its relative results. With higher front-end rates driving a flattening of the municipal yield curve, the fund’s overweight to long-dated bonds and underweight exposures to short and intermediate maturities contributed to relative returns.

How is the fund positioned?

On average, the fund’s duration—a key measure of its sensitivity to interest rate changes—was neutral with the benchmark’s duration position, consistent with our preference for avoiding large bets on interest rate moves. After maintaining a modestly long-duration posture through much of 2021, we adjusted toward a more neutral duration stance as we saw potential for yields to rise as the Fed took steps to unwind its ultra-accommodative monetary policy.

From a sector perspective, health care remained the fund’s largest position, including debt from nonprofit hospitals and life care communities. While our long-term view of nonprofit hospitals remains generally constructive, we see potential for staffing shortages and corresponding labor cost pressures to challenge the sector in the near term.

In the face of these headwinds, we believe that hospitals with strong balance sheets and skilled management teams will likely possess a competitive advantage in navigating the post-pandemic era. Specifically, we feel that large cash cushions, considerable federal funding, and an ability to effectively balance operational excellence and cost controls should serve as a fiscal bridge for many of these issuers until operating conditions and wage gains normalize.

Similarly, balance sheet metrics and other bottom-up credit factors continue to guide our investment decisions in the life care market segment. We see sharp distinctions in the business models, management capabilities, and financial conditions of these providers, leading us to favor projects from continuing care retirement communities with strong demand profiles.

In addition to health care, we preserved the fund’s allocations to corporate-backed industrial development revenue/pollution control revenue bonds as well as transportation revenue bonds. Among transportation segments, we maintain a favorable outlook on major toll roads, with Virginia Small Business Financing Authority revenue bonds for the Elizabeth River Tunnels Project and 495 Express Lanes representing sizable purchases during the period.

As discussed in the fund’s semiannual report, our near-term outlook on the GO sector grew more constructive, supported by the direct federal aid provided to state and local governments in 2021. Still, we preserved an underweight to the overall sector due to our belief that underfunded pensions and other post-employment benefits constitute a long-term budget risk for states and municipalities.

We also observed near-term tailwinds for tobacco-securitized debt, which led us to increase the fund’s holdings of Buckeye Tobacco Settlement Financing Authority (Ohio) senior secured bonds. While technical conditions have been broadly positive for tobacco bonds in recent years, we maintain a quality bias in the sector given that many of these securities, in our view, derive from fundamentally weak deal structures.

In the context of the fund’s total return orientation, we exercised added caution in lower-rated market segments as credit spreads reached historically tight levels in 2021. (Credit spreads are the yield differences between higher- and lower-quality bonds of similar maturity.) Consequently, we migrated toward AA rated names as the period progressed in an effort to reinforce the portfolio’s liquidity and maintain credit quality diversification.

At the same time, we upheld meaningful positions in the lower range of the investment-grade spectrum—namely, BBB and, to a smaller degree, A rated bonds—and non-investment-grade credits (BB and B and below). Unrated bonds represented the fund’s largest allocation, and its exposure to this segment increased over the period as we continued to rely on our in-depth research process in an effort to source relative value opportunities in smaller deals and bonds that may be overlooked by investors.

What is portfolio management’s outlook?

Accelerating inflation and geopolitical turmoil have amplified risks to the global economy, sparking a series of volatile moves across asset classes. The municipal bond market has not been immune to these macro developments, evidenced by its rates-driven sell-off at the beginning of this year and subsequent price swings.

In this environment, moderate new issuance has helped alleviate pressures from municipal fund outflows industrywide, but we believe that primary market activity could increase this spring. Although we see potential for technical headwinds to persist over the near term and anticipate additional bouts of interest rate volatility in 2022, we feel that strong fiscal conditions for states and localities leave municipal bonds better positioned for a tenuous investment landscape than most fixed income sectors.

News surrounding the Russia-Ukraine crisis, inflation, and monetary policy will likely dominate headlines in the coming months, and while we will continue to closely monitor these and other macroeconomic factors, we remain as focused as ever on bottom-up credit analysis. In our view, the recent downturn in the tax-exempt bond market has introduced compelling entry points in several segments, and we are maintaining liquidity to potentially take advantage of further pricing inefficiencies should they arise.

Ultimately, we will stay risk aware and disciplined in our fundamental, research-driven approach, which we believe will continue to serve our shareholders well.

INTERMEDIATE TAX-FREE HIGH YIELD FUND

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income exempt from federal income taxes.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Intermediate Tax-Free High Yield Fund returned 1.41% for the 12 months ended February 28, 2022. The fund outperformed its Bloomberg benchmark but marginally underperformed the average return of its Lipper peer group, which encompasses funds of various maturity and duration constraints. (Results for Advisor and I Class shares varied, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Record-setting cash flows into municipal bond funds and direct federal aid to states and localities propelled positive returns for tax-exempt bonds in 2021. However, as the calendar year turned, signals that the Federal Reserve (Fed) would accelerate its monetary tightening plans in response to mounting inflation caused interest rates to surge higher, leading to a sharp sell-off in municipal bonds at the start of 2022. This downturn, aggravated by a reversal in fund flows industrywide, erased the broad market’s earlier gains, although strong demand for higher-yielding debt in 2021 enabled lower-quality municipals to finish the reporting period with positive returns.

Against this backdrop, asset allocation helped the fund outperform its benchmark, led by our positioning in the revenue sector. Overweight exposures to life care and student housing revenue bonds particularly added value as these areas of the market continued to rebound from pandemic-related pressures in 2020. This was partially offset by an underweight to port revenue bonds. On the broad sector level, a structural underweight to general obligation (GO) debt and a corresponding overweight to the typically higher-yielding revenue sector further supported performance.

Security selection also lifted relative performance. We continued to invest in Puerto Rico-domiciled bonds, including its GO debt and credits from several of the island’s revenue-backed bond issuers, based on our view that they would likely continue to benefit from substantial federal aid to the territory and independent oversight of the commonwealth’s fiscal management. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

This thesis translated into excess returns in the portfolio as our investments in these names—especially Puerto Rico GOs and the Puerto Rico Electric Power Authority—outperformed amid strong risk appetite and court approval of the territory’s debt restructuring plan. However, these contributions were partly negated by our security selections in the student housing and life care revenue subsectors.

While rising rates dampened the fund’s absolute returns later in the period, our interest rate management slightly benefited its relative performance. With higher front-end rates driving a flattening of the municipal yield curve, the fund’s underweight exposures to short and intermediate maturities and overweight allocation to long-dated bonds contributed to relative results.

How is the fund positioned?

On average, we kept the fund’s duration—a key measure of its sensitivity to interest rate changes—modestly shorter than the benchmark’s duration position. This reflected our view that short- and intermediate-term rates could climb if the Fed took steps to begin unwinding its ultra-accommodative monetary policy, which ultimately transpired.

From a sector perspective, health care remained the fund’s largest position, including debt from nonprofit hospitals and life care communities. While our long-term view of nonprofit hospitals remains generally constructive, we see potential for staffing shortages and corresponding labor cost pressures to challenge the sector in the near term.

In the face of these headwinds, we believe that hospitals with strong balance sheets and skilled management teams will likely possess a competitive advantage in navigating the post-pandemic era. Specifically, we feel that large cash cushions, considerable federal funding, and an ability to effectively balance operational excellence and cost controls should serve as a fiscal bridge for many of these issuers until operating conditions and wage gains normalize.

Similarly, balance sheet metrics and other bottom-up credit factors continue to guide our investment decisions in the life care subsector. We see sharp distinctions in the business models, management capabilities, and financial conditions of these providers, leading us to favor projects from continuing care retirement communities with strong demand profiles. Over the past year, notable purchases in this market segment included California Municipal Finance Authority revenue bonds issued for the Mt. San Antonio Gardens community.

In addition to health care, we preserved the fund’s allocation to the industrial development revenue/pollution control revenue subsector as we continued to like the potential yield enhancement and diversification benefits that these corporate-backed bonds provide to a municipal bond portfolio. Among other revenue subsectors, we added a meaningful position in California Community Choice Financing Authority green bonds issued for a clean electricity initiative.

As discussed in the fund’s semiannual report, our near-term outlook on the GO sector grew more constructive, supported by the direct federal aid provided to state and local governments in 2021. Still, we preserved an underweight to the overall sector due to our belief that underfunded pensions and other post-employment benefits constitute a long-term budget risk for states and municipalities.

In the context of the fund’s total return orientation, we exercised added caution in lower-rated market segments as credit spreads reached historically tight levels in 2021. (Credit spreads are the yield differences between higher- and lower-quality bonds of similar maturity.) Consequently, we migrated toward AA rated names in an effort to reinforce the portfolio’s liquidity and maintain credit quality diversification.

At the same time, we upheld meaningful positions in the lower range of the investment-grade spectrum—namely, BBB and, to a smaller degree, A rated bonds—and non-investment-grade credits (BB and B and below). Unrated bonds represented the fund’s largest allocation, and its exposure to this segment increased over the period as we continued to rely on our in-depth research process in an effort to source relative value opportunities in smaller deals and bonds that may be overlooked by investors.

What is portfolio management’s outlook?

Accelerating inflation and geopolitical turmoil have amplified risks to the global economy, sparking a series of volatile moves across asset classes. The municipal bond market has not been immune to these macro developments, evidenced by its rates-driven sell-off at the beginning of this year and subsequent price swings.

In this environment, moderate new issuance has helped alleviate pressures from municipal fund outflows industrywide, but we believe that primary market activity could increase this spring. Although we see potential for technical headwinds to persist over the near term and anticipate additional bouts of interest rate volatility in 2022, we feel that strong fiscal conditions for states and localities leave municipal bonds better positioned for a tenuous investment landscape than most fixed income sectors.

News surrounding the Russia-Ukraine crisis, inflation, and monetary policy will likely dominate headlines in the coming months, and while we will continue to closely monitor these and other macroeconomic factors, we remain as focused as ever on bottom-up credit analysis. In our view, the recent downturn in the tax-exempt bond market has introduced compelling entry points in several segments, and we are maintaining liquidity to potentially take advantage of further pricing inefficiencies should they arise.

Ultimately, we will stay risk aware and disciplined in our fundamental, research-driven approach, which we believe will continue to serve our shareholders well.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE TAX-EXEMPT MONEY FUND

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Investments in high yield bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Municipal bond funds may be highly impacted by events tied to the overall municipal securities markets, including unfavorable legislative or political developments and adverse changes in the financial conditions of municipal bond issuers and the economy. Some income may be subject to state and local taxes and the federal alternative minimum tax.

BENCHMARK INFORMATION

Note: Bloomberg® and Bloomberg 1–5 Year Blend (1–6 Year Maturity) Index, Bloomberg Municipal Bond Index, Bloomberg 65% High-Grade/35% High-Yield Index, and Bloomberg 65% High-Grade/35% High-Yield Intermediate Competitive (1–17 Year Maturity) Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by T. Rowe Price. Bloomberg is not affiliated with T. Rowe Price, and Bloomberg does not approve, endorse, review, or recommend its products. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to its products.

Note: Portions of the mutual fund information contained in this report was supplied by Lipper, a Refinitiv Company, subject to the following: Copyright 2022 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which includes a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIOS

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the Intermediate Tax-Free High Yield Fund, Tax-Free High Yield Fund, Tax-Free Income Fund, and Tax-Free Short-Intermediate Fund have three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and the I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. The Tax-Exempt Money Fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

February 28, 2022

PORTFOLIO OF INVESTMENTS‡

(Amounts in 000s)

NON-FINANCIAL COMPANY COMMERCIAL PAPER 17.4%

	Par	$ Value
Boston Water and Sewer Commission, Series A, TECP, 0.11%, 3/8/22	1,500	1,500
California EFA, Stanford Univ., Series S-3, TECP, 0.12%, 5/12/22	500	500
California Statewide CDA, Kaiser Permanente, Series E, TECP, 0.20%, 7/12/22	2,200	2,200
California Statewide CDA, Kaiser Permanente, Series I, TECP, 0.26%, 8/3/22	1,000	1,000
California Statewide CDA, Kaiser Permanente, Series K, TECP, 0.20%, 7/6/22	2,900	2,900
Garland City, Series 2021, TECP, 0.13%, 4/5/22	5,200	5,200
Golden Gate Bridge, Highway & Transportation, Series B, TECP, 0.20%, 3/7/22	2,000	2,000
Harris County, Series B, TECP, 0.19%, 3/9/22	4,139	4,139
Harris County, Series C, TECP, 0.17%, 3/2/22	1,340	1,340
Harris County, Series C, TECP, 0.25%, 3/2/22	200	200
Harris County, Series D-2, TECP, 0.17%, 3/2/22	1,650	1,650
Harris County Cultural Ed. Fac., TECP, 0.41%, 6/2/22	5,000	5,000
Harris County Cultural Ed. Fac., Methodist Health, TECP, 0.35%, 5/3/22	8,000	8,000
Illinois EFA, TECP, 0.30%, 5/2/22	1,000	1,000
Indiana Univ., TECP, 0.55%, 6/2/22	5,000	5,000
Jacksonville, Mayo Health Clinic, Series 2016, TECP, 0.20%, 3/9/22	2,000	2,000
Los Angeles County, Capital Asset Leasing, Series B, TECP, 0.25%, 3/23/22	2,000	2,000
Los Angeles County, Capital Asset Leasing, Series C, TECP, 0.24%, 3/22/22	6,200	6,200
Los Angeles Municipal Improvement, TECP, 0.23%, 3/21/22	600	600
Los Angeles Municipal Improvement, Series A-1, TECP, 0.23%, 3/21/22	3,500	3,500
Los Angeles Municipal Improvement, Series A-1, TECP, 0.28%, 4/6/22	1,700	1,700
Lower Colorado River Auth., TECP, 0.22%, 3/23/22	4,000	4,000
Lower Colorado River Auth., Series B, TECP, 0.13%, 4/5/22	1,735	1,735
Maryland HHEFA, Johns Hopkins Health Systems, Series B, TECP, 0.38%, 5/9/22	4,000	4,000
Massachusetts, HEFA, Series H-1, TECP, 0.16%, 5/5/22	3,000	3,000
New York State Power Auth., Series 1, TECP, 0.10%, 3/17/22	4,500	4,500
San Diego Public Fac. Fin. Auth., Series A, TECP, 0.37%, 5/10/22	5,604	5,604
San Francisco City & County Public Utility, Series A-2, TECP, 0.17%, 3/8/22	5,000	5,000
South Carolina Public Service Auth., Series B, TECP, 0.25%, 3/15/22	4,000	4,000
Texas A&M Univ., Series B, TECP, 0.12%, 3/2/22	3,000	3,000

Univ. of Michigan, Series B, TECP, 0.24%, 3/17/22	4,800	4,800
Univ. of Minnesota, Series G, TECP, 0.25%, 3/15/22	5,076	5,076
Univ. of Texas, Series A, TECP, 0.29%, 4/6/22	4,000	4,000
Univ. of Washington, Series A, TECP, 0.45%, 5/10/22	3,400	3,400
Univ. of Washington, Series A, TECP, 0.48%, 6/3/22	1,200	1,200
Total Non-Financial Company Commercial Paper (Cost $110,944)		**110,944**

OTHER MUNICIPAL SECURITY 24.1%

Baltimore City Municipal Water Fin. Auth., Water Project, Tender Option Bond Trust Receipts, Series 2016-XM0391, VRTR, 0.23%, 3/7/22 (1)	7,650	7,650
Baltimore County, Metropolitan Dist. Bonds, Tender Option Bond Trust Receipts, Series 2018-XF0682, GO, VRTR, 0.25%, 3/7/22 (1)	900	900
California HFFA, Stanford Hosp., Series B-2, VR, 0.12%, 3/2/22 (Tender)	5,000	5,000
Charles County, GO, 5.00%, 10/1/22	875	900
Charleston County School Dist., TAN, GO, 1.25%, 4/1/22	5,000	5,005
Clark County, Tender Option Bond Trust Receipts, Series 2017-ZF2486, GO, VRTR, 0.23%, 3/1/22 (1)	4,000	4,000
Colorado Ed. Loan Program, Series A, TRAN, 4.00%, 6/29/22	1,500	1,519
Connetquot Central School Dist. of Islip, BAN, GO, 1.25%, 7/27/22	4,000	4,018
County Square Redev., BAN, 2.00%, 3/3/22	5,000	5,000
Franklin County, Trinity Health Credit Group, VR, 0.23%, 5/2/22 (Tender)	6,000	6,000
Geisinger Auth., Tender Option Bond Trust Receipts, Series 2020-XF0969, VRTR, 0.27%, 3/7/22 (1)	3,500	3,500
Houston, TRAN, 2.00%, 6/30/22	5,000	5,031
Idaho, TAN, GO, 3.00%, 6/30/22	3,000	3,029
Irvine Ranch Water Dist., Series A-1, VR, 0.26%, 3/2/23 (Tender)	6,000	6,000
Los Angeles, TRAN, 4.00%, 6/23/22	6,000	6,072
Los Angeles County, TRAN, 4.00%, 6/30/22	2,000	2,026
Maryland, Series B, GO, 5.00%, 8/1/22	1,500	1,531
Maryland Dept. of Transportation, 4.00%, 9/1/22	1,325	1,351
Massachusetts, Tender Option Bond Trust Receipts, Series 2016-XM0221, GO, VRTR, 0.23%, 3/7/22 (1)(2)	3,120	3,120
Massachusetts, Tender Option Bond Trust Receipts, Series 2016-ZF0375, GO, VRTR, 0.24%, 3/7/22 (1)	3,750	3,750
Metropolitan Water Reclamation Dist. of Chicago, Tender Option Bond Trust Receipts, Series 2016-XF0336, GO, VRTR, 0.25%, 3/7/22 (1)	1,100	1,100
Michigan Fin. Auth., Series A-2, 3.00%, 8/22/22	6,000	6,082
Minnesota, Series 2013A, GO, 5.00%, 8/1/22	2,000	2,041
Minnesota, Series 2016A, GO, 5.00%, 8/1/22	200	204

Montgomery County, Trinity Health Credit Group, Series 2013MD, VR, 0.12%, 6/1/22 (Tender) (3)	1,250	1,250
Montgomery County, Trinity Health Credit Group, Series MD, VR, 0.085%, 12/1/41 (3)	1,250	1,250
New York City Housing Dev., Series H, VR, 0.12%, 3/4/22 (Tender)	3,160	3,160
New York City Municipal Water Fin. Auth., Tender Option Bond Trust Receipts, Series 2015-XM0002, VRTR, 0.23%, 3/7/22 (1)	3,780	3,780
New York State Dormitory Auth., Tender Option Bond Trust Receipts, Series 2017-ZF0557, VRTR, 0.24%, 3/7/22 (1)	1,000	1,000
New York State Dormitory Auth., Tender Option Bond Trust Receipts, Series 2020-XM0906, GO, VRTR, 0.23%, 3/7/22 (1)	3,000	3,000
New York State Sales Tax, Tender Option Bond Trust Receipts, Series 2015-XM0009, VRTR, 0.23%, 3/7/22 (1)	2,000	2,000
New York State Urban Dev., Series A, 5.00%, 3/15/22	450	451
New York State Urban Dev., Tender Option Bond Trust Receipts, Series XF2972, VRTR, 0.22%, 3/7/22 (1)	2,500	2,500
North Carolina, Tender Option Bond Trust Receipts, Series 2015-XF0140, GO, VRTR, 0.23%, 3/7/22 (1)	2,750	2,750
Port Washington Union Free School Dist., BAN, TAN, GO, 2.00%, 6/23/22	5,000	5,029
Prince George's County, Univ. of Maryland Capital Region Medical Center, Tender Option Bond Trust Receipts, Series XG0214, COP, VRTR, 0.28%, 3/7/22 (1)	2,000	2,000
Providence St. Joseph Health, Tender Option Bond Trust Receipts, Series 2018-XF2527, VRTR, 0.23%, 3/7/22 (1)	875	875
Regents of the Univ. of California, Tender Option Bond Trust Receipts, Series 2021-XF122, VRTR, 0.23%, 3/7/22 (1)	3,000	3,000
Riverhead Central School Dist., Series B, TAN, GO, 2.00%, 6/24/22	2,500	2,515
Riverside County, Series A, 0.50%, 10/20/22	2,000	2,004
Salt River Project Agricultural Improvement & Power Dist., Tender Option Bond Trust Receipts, Series 2015-ZM0125, VRTR, 0.23%, 3/7/22 (1)	1,850	1,850
San Diego Unified School Dist., Series A, TRAN, 4.00%, 6/30/22	4,250	4,305
Seattle Children's Hosp., Tender Option Bond Trust Receipts, Series 2017-XG0116, VRTR, 0.23%, 3/7/22 (1)	2,180	2,180
South Carolina Assoc. of Governmental Organizations, Series B, COP, 3.00%, 3/1/22	6,000	6,000
South Huntington Union Free School Dist., TAN, GO, 1.50%, 6/24/22	3,000	3,013
Syosset Central School Dist., TAN, GO, 1.50%, 6/24/22	4,000	4,017
Triborough Bridge & Tunnel Auth., Tender Option Bond Trust Receipts, Series 2020-ZF0960, VRTR, 0.27%, 3/7/22 (1)	2,145	2,145
Triborough Bridge & Tunnel Auth., Tender Option Bond Trust Receipts, Series 2021-XL0169, VRTR, 0.22%, 3/7/22 (1)	2,910	2,910

Univ. of Chicago, Tender Option Bond Trust Receipts, Series 2017-XM0492, VRTR, 0.23%, 3/7/22 (1)	2,400	2,400
Virginia College Building Auth., Tender Option Bond Trust Receipts, Series 2021-XG0329, VRTR, 0.22%, 3/7/22 (1)	2,000	2,000
Washington, Tender Option Bond Trust Receipts, Series 2015-XM0127, GO, VRTR, 0.23%, 3/7/22 (1)	1,250	1,250
Wisconsin Housing & Economic Dev. Auth., Series A, VR, 0.20%, 10/14/22 (Tender)	50	50
Total Other Municipal Security (Cost $153,513)		**153,513**

VARIABLE RATE DEMAND NOTES 58.3%

Alaska Housing Fin., Series D, VRDN, 0.19%, 3/7/22	9,500	9,500
Allen County Hosp. Fac., Catholic Health Partners, Series B, VRDN, 0.23%, 3/7/22	3,000	3,000
Athens-Clarke County Unified Gov't Dev. Auth., Univ. of Georgia Athletic Assoc., Series B, VRDN, 0.09%, 3/1/22	1,200	1,200
Battery Park City Auth., Series D-1, VRDN, 0.20%, 3/7/22	3,765	3,765
Battery Park City Auth., Series D-2, VRDN, 0.19%, 3/7/22	9,535	9,535
Brookhaven Dev. Auth., Series D, VRDN, 0.21%, 3/7/22	10,625	10,625
Charlotte-Mecklenburg Hosp. Auth., Series B, VRDN, 0.06%, 3/1/22	495	495
Charlotte-Mecklenburg Hosp. Auth., Atrium Health, Series E, VRDN, 0.07%, 3/1/22	2,000	2,000
Colorado Housing & Fin. Auth., Series A, VRDN, 0.18%, 3/7/22	600	600
Connecticut HEFA, Series O, VRDN, 0.19%, 3/7/22	13,400	13,400
Dallas Performing Arts Cultural Fac., Series B, VRDN, 0.20%, 3/7/22	1,790	1,790
District of Columbia Water & Sewer Auth., Series B-2, VRDN, 0.20%, 3/7/22	11,600	11,600
Dormitory Auth. of the State of New York, Series A-2, VRDN, 0.19%, 3/7/22	1,250	1,250
Fairfax County Economic Dev. Auth., Smithsonian Institution, Series A, VRDN, 0.17%, 3/7/22	9,955	9,955
Fairfax County IDA, INOVA Health System Project, Series C, VRDN, 0.21%, 3/7/22	3,645	3,645
General Auth. of Southcentral Pennsylvania, Series C, VRDN, 0.24%, 3/7/22	7,000	7,000
Grand Traverse County Hosp. Fin. Auth., Munson Healthcare, Series C, VRDN, 0.10%, 3/1/22	360	360
Gulf Coast IDA, Exxon Mobil Project, VRDN, 0.05%, 3/1/22	5,400	5,400
Harris County Cultural Ed. Fac. Fin., Methodist Hosp., Series B, VRDN, 0.07%, 3/1/22	700	700
Harris County Health Fac. Dev., Methodist Hosp., Series A-1, VRDN, 0.07%, 3/1/22	1,300	1,300
Harris County Hosp. Dist., Series 2010, VRDN, 0.21%, 3/7/22	1,975	1,975

Highlands County HFA, Adventist Health, Series A-1, VRDN, 0.20%, 3/7/22	2,900	2,900
Highlands County HFA, Adventist Health, Series I-4, VRDN, 0.20%, 3/7/22	10,250	10,250
Houston Combined Utility System, Series B-6, VRDN, 0.20%, 3/7/22	4,225	4,225
Houston Combined Utility System, Series C, VRDN, 0.22%, 3/7/22	4,000	4,000
Illinois EFA, Univ. of Chicago, Series B, VRDN, 0.20%, 3/7/22	1,821	1,821
Illinois Fin. Auth., Univ. of Chicago Medical, Series D-2, VRDN, 0.08%, 3/1/22	2,500	2,500
Illinois Fin. Auth., Univ. of Chicago Medical, Series E-2, VRDN, 0.20%, 3/1/22	5,000	5,000
Indiana Fin. Auth., Duke Energy Project, Series A-5, VRDN, 0.10%, 3/1/22	2,355	2,355
Indiana Municipal Power Agency, Series B, VRDN, 0.10%, 3/1/22	1,100	1,100
Iowa Fin. Auth., Unity Point Health, Series B-2, VRDN, 0.09%, 3/1/22	3,695	3,695
Jackson County, Chevron USA Project, VRDN, 0.08%, 3/1/22	8,845	8,845
Jackson County, Chevron USA Project, VRDN, PCR, 0.08%, 3/1/22	4,225	4,225
JEA Electric System, Series A, VRDN, 0.22%, 3/7/22	10,685	10,685
JEA Electric System, Series C-1, VRDN, 0.21%, 3/7/22	1,970	1,970
Lehigh County, Series B, VRDN, 0.20%, 3/7/22	1,800	1,800
Los Angeles Community Redev. Agency, Promenade Towers, VRDN, 0.19%, 3/7/22	2,300	2,300
Los Angeles Dept. of Water & Power, Series A-1, VRDN, 0.05%, 3/1/22	1,250	1,250
Loudoun County, Economic Dev. Auth., Series B, VRDN, 0.19%, 3/7/22	5,000	5,000
Lower Neches Valley Auth. IDC, Exxon Mobil, VRDN, 0.09%, 3/1/22	500	500
Maryland CDA, Multi-Family, Kirkwood Housing, Series G, VRDN, 0.20%, 3/7/22	5,275	5,275
Maryland Economic Dev., Howard Hughes Medical, Series A, VRDN, 0.19%, 3/7/22	6,560	6,560
Maryland HHEFA, Pooled Loan Program, Series A, VRDN, 0.18%, 3/7/22	2,000	2,000
Metropolitan Transportation Auth., Series G-2, VRDN, 0.19%, 3/7/22	1,300	1,300
Metropolitan Transportation Auth., Dedicated Tax Fund, Series A-1, VRDN, 0.09%, 3/1/22	5,850	5,850
Mississippi Business Fin., Series A, VRDN, 0.21%, 3/7/22	5,400	5,400
Mississippi Business Fin., Chevron USA Project, Series C, VRDN, 0.08%, 3/1/22	4,305	4,305
Mississippi Business Fin., Chevron USA Project, Series D, VRDN, 0.08%, 3/1/22	175	175

Missouri HEFA, Series F, VRDN, 0.19%, 3/7/22	7,000	7,000
Montgomery County, Series E, GO,VRDN, 0.06%, 3/1/22	2,000	2,000
Murray City, IHC Health Services, Series C, VRDN, 0.06%, 3/1/22	165	165
Murray City, IHC Health Services, Series D, VRDN, 0.06%, 3/1/22	6,900	6,900
New York City, Series A-4, GO, VRDN, 0.17%, 3/7/22	1,765	1,765
New York City, Series I-4, GO, VRDN, 0.09%, 3/1/22	8,615	8,615
New York City Housing Dev., Series I-3, VRDN, 0.19%, 3/7/22	3,000	3,000
New York City Housing Dev., Series K-3, VRDN, 0.19%, 3/7/22	4,000	4,000
New York City Housing Dev., 201 Pearl Street, Multi-Family, Series A-201, VRDN, 0.15%, 3/7/22	1,740	1,740
New York City Housing Dev., Elliott Chelsea Dev., Multi-Family, Series A, VRDN, 0.20%, 3/7/22	1,790	1,790
New York City Transitional Fin. Auth. Future Tax Secured, Series A-7, VRDN, 0.19%, 3/7/22	2,150	2,150
New York City Transitional Fin. Auth., Future Tax, Series E-3, VRDN, 0.08%, 3/1/22	3,750	3,750
New York City Water & Sewer System, Series DD-3A, VRDN, 0.11%, 3/1/22	1,175	1,175
New York City Water & Sewer System, Series DD-3B, VRDN, 0.11%, 3/1/22	2,140	2,140
New York City Water & Sewer System, Series EE-1, VRDN, 0.11%, 3/1/22	1,100	1,100
New York State Housing Fin. Agency, 20 River Terrace, Multi-Family, Series A-20, VRDN, 0.15%, 3/7/22	1,800	1,800
New York State Housing Fin. Agency, Clinton Park, Multi-Family, Series A, VRDN, 0.20%, 3/7/22	1,200	1,200
Norfolk Economic Dev. Auth., Series A, VRDN, 0.20%, 3/7/22	5,075	5,075
Pennsylvania Turnpike Commission, Second Series, VRDN, 0.20%, 3/7/22	1,800	1,800
Phoenix IDA, Mayo Clinic, Series B, VRDN, 0.06%, 3/1/22	300	300
Rhode Island Health & Ed. Building, Series A, VRDN, 0.19%, 3/7/22	7,320	7,320
Roanoke Economic Dev. Auth., Series C, VRDN, 0.20%, 3/7/22	2,100	2,100
Saint Charles Parish, Shell Oil Norco Project, Series B, VRDN, PCR, 0.09%, 3/1/22	4,100	4,100
South Carolina Public Service Auth., Series A, VRDN, 0.23%, 3/7/22	4,435	4,435
South Dakota HEFA, Series B, VRDN, 0.20%, 3/7/22	3,955	3,955
Southcentral Pennsylvania General Auth., Wellspan Health, Series E, VRDN, 0.11%, 3/1/22	11,135	11,135
Tarrant County Cultural Ed. Fac. Fin., Series A, VRDN, 0.19%, 3/7/22	1,200	1,200
Tarrant County Cultural Ed. Fac. Fin., Series C-4, VRDN, 0.22%, 3/7/22	1,530	1,530
Tarrant County Cultural Ed. Fac. Fin., Texas Health Resources System, Series B, VRDN, 0.20%, 3/7/22	2,000	2,000

Tarrant County Cultural Ed. Fac. Fin., Texas Health Resources System, Series C, VRDN, 0.19%, 3/7/22	740	740
Texas Transportation Commission State Highway Fund, Series B-1, VRDN, 0.21%, 3/7/22	10,000	10,000
Texas, Veterans, GO, VRDN, 0.23%, 3/7/22	1,190	1,190
Texas, Veterans, Series 2017, GO, VRDN, 0.23%, 3/7/22	10,700	10,700
Texas, Veterans, Series 2018, GO, VRDN, 0.23%, 3/7/22	900	900
Texas, Veterans, Series C, GO, VRDN, 0.20%, 3/7/22	3,035	3,035
Univ. of California Regents Medical Center, Series B-1, VRDN, 0.06%, 3/1/22	1,600	1,600
Univ. of California Regents Medical Center, Series O-1, VRDN, 0.06%, 3/1/22	300	300
Univ. of Colorado Hosp. Auth., Series A, VRDN, 0.19%, 3/7/22	10,700	10,700
Univ. of North Carolina at Chapel Hill, Series A, VRDN, 0.19%, 3/7/22	1,680	1,680
Univ. of Wisconsin Hosp. & Clinics Auth., Series C, VRDN, 0.09%, 3/1/22	7,830	7,830
Utah County IHC Health, Series B, VRDN, 0.21%, 3/7/22	4,730	4,730
Valdez, Exxon Pipeline Project, Series B, VRDN, 0.08%, 3/1/22	1,500	1,500
Valdez, Exxon Pipeline Project, Series C, VRDN, 0.08%, 3/1/22	4,410	4,410
Washington Suburban Sanitary Commission, Series B-3, BAN, VRDN, 0.20%, 3/7/22	5,635	5,635
Washington Suburban Sanitary Commission, Series B-4, BAN, VRDN, 0.20%, 3/7/22	5,275	5,275
Wisconsin Housing & Economic Dev. Auth., Series C, VRDN, 0.20%, 3/7/22	870	870
Total Variable Rate Demand Notes (Cost $370,716)		**370,716**
Total Investments in Securities		
99.8% of Net Assets (Cost $635,173)		**$ 635,173**

‡ Par is denominated in U.S. dollars unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $59,660 and represents 9.4% of net assets.

(2) Insured by AMBAC Assurance Corporation

(3) When-issued security

BAN Bond Anticipation Note

CDA Community Development Administration/Authority

COP Certificate of Participation

EFA Educational Facility Authority

GO General Obligation

HEFA Health & Educational Facility Authority

HFA Health Facility Authority

The accompanying notes are an integral part of these financial statements.

February 28, 2022

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Tax-Exempt Money Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest current income exempt from federal income taxes. The fund intends to operate as a retail money market fund and has the ability to impose liquidity fees on redemptions and/or temporarily suspend redemptions. The fund has two classes of shares: the Tax-Exempt Money Fund (Investor Class) and the Tax-Exempt Money Fund–I Class (I Class). I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. As a result of the reduction in the I Class minimum, certain assets transferred from the Investor Class to the I Class. This transfer of shares from Investor Class to I Class is reflected in the Statement of Changes in Net Assets within the Capital shares transactions as Shares redeemed and Shares sold, respectively. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020–04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures, including the comparison of amortized cost to market-based value, and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

In accordance with Rule 2a-7 under the 1940 Act, the fund values its securities at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. On February 28, 2022, all of the fund’s financial instruments were classified as Level 2 in the fair value hierarchy.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

When-Issued Securities The fund enters into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

LIBOR Transition The fund may invest in instruments that are tied to reference rates, including LIBOR. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offered rates (IBOR). While publication for most LIBOR currencies and lesser-used USD LIBOR settings ceased immediately after December 31, 2021, remaining USD LIBOR settings will continue to be published until June 30, 2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.

NOTE 4 - FEDERAL INCOME TAXES

Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Distributions during the years ended February 28, 2022 and February 28, 2021, totaled $105,000 and $763,000, respectively, and were characterized as tax-exempt income for tax purposes. At February 28, 2022, the tax-basis cost of investments and components of net assets were as follows:

NOTE 5 - ACQUISITIONS

On October 19, 2020, the fund acquired substantially all of the assets of the T. Rowe Price Summit Municipal Money Market Fund (the acquired fund), pursuant to the Agreement and Plan of Reorganization dated October 9, 2020. The acquired fund required a higher minimum initial investment of $25,000 compared to the fund’s minimum initial investment of $2,500. The acquired fund shared a substantially similar investment program as the fund and had a slightly higher net expense ratio. Accordingly, it no longer made sense to offer both funds. The Boards of the acquired fund and the fund approved the reorganization and, the Board of the acquired fund approved its liquidation and dissolution. The acquisition was accomplished by a tax-free exchange of 130,268,172 shares of the fund with a value of $130,345,000 for all 130,268,172 shares of the acquired fund then outstanding, with the same value. The exchange was based on values at the close of the NYSE on the immediately preceding business day, October 16, 2020. Assets of the acquired fund, including securities of $130,553,000, cash of $83,000, receivables and other assets of $240,000, and payables of $531,000, were combined with those of the fund, resulting in aggregate net assets of $504,496,000 immediately after the acquisition.

Pro forma results of operations of the combined entity for the entire year ended February 28, 2021, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

On August 23, 2021, the fund acquired substantially all of the assets of the California Tax-Free Money Fund and the New York Tax-Free Money Fund (collectively, the acquired funds), pursuant to the Agreements and Plan of Reorganizations, each dated March 9, 2021 and approved by the shareholders of each respective acquired fund on August 11, 2021. The acquired funds offered similar investment programs as the fund, the fund had consistently better performance than each acquired fund, and shareholders benefitted by moving to a fund with a lower overall expense ratio as a result of each reorganization. The Boards of each acquired fund and the fund approved the reorganizations and, the Board of each acquired fund approved the respective liquidation and dissolution of the acquired funds. The acquisition was accomplished by a tax-free exchange of Investor Class shares and I Class shares of the fund for the respective Investor Class shares and I Class shares of each acquired fund then outstanding, for the amounts and values shown in the table below:

Assets of the acquired funds, including securities, cash, receivables and other assets, and payables as shown in the table below were combined with those of the fund, resulting in aggregate net assets of $622,867,000 immediately after the acquisition. The exchange was based on values at the close of the NYSE on the immediately preceding business day, August 20, 2021.

Pro forma results of operations of the combined entity for the entire year ended February 28, 2022, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the fund’s accompanying Statement of Operations since August 23, 2021.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.19% of the fund’s average daily net assets. The fee is computed daily and paid monthly. Prior to April 1, 2021, the fund paid a management fee consisting of an annual individual fund fee component of 0.10% and a group fee component, which was computed daily and paid monthly. The group fee rate was calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. At March 31, 2021, the effective annual group fee rate was 0.28%. In addition, through June 30, 2021, Price Associates had contractually agreed to waive a portion of the management fee it was entitled to receive from the fund in order to limit the fund’s overall management fee rate to 0.28% of the fund’s average daily net assets. Any fees previously waived under this agreement are not subject to reimbursement to Price Associates by the fund. This agreement was terminated by the fund’s Board based on the new management fee arrangement. Prior to April 1, 2021, the total management fees waived were $46,000 and allocated ratably in the amounts of $29,000 for the Investor Class, and $17,000 for the I Class, respectively.

The Investor Class is subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the year ended February 28, 2022 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $69,000 remain subject to repayment by the fund at February 28, 2022. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

Price Associates may voluntarily waive all or a portion of its management fee and reimburse operating expenses to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). This voluntary waiver is in addition to the contractual expense limit in effect for the fund. Any amounts waived/paid by Price Associates under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary arrangement at any time without prior notice. For the year ended February 28, 2022, expenses waived/paid totaled $1,352,000.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended February 28, 2022, expenses incurred pursuant to these service agreements were $108,000 for Price Associates and $254,000 for T. Rowe Price Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. Purchases and sales cross trades aggregated $5,400,000 and $3,500,000, respectively, with net realized gain of $0 for the year ended February 28, 2022.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. In February 2022, Russian forces entered Ukraine and commenced an armed conflict. Economic sanctions have since been imposed on Russia and certain of its citizens, including the exclusion of Russia from the SWIFT global payments network. As a result, Russia’s central bank closed the country’s stock market on February 28, 2022, and Russian-related stocks and debt have since suffered significant declines in value. The duration of the coronavirus outbreak and the Russian-Ukraine conflict, and their effects on the financial markets, cannot be determined with certainty. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by these and such other events. Management is actively monitoring these events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

T. Rowe Price Tax-Exempt Money Fund, Inc.

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Tax-Exempt Money Fund, Inc. (the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 19, 2022

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/28/22

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $104,000 which qualified as exempt-interest dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) each month on Form N-MFP. The fund’s reports on Form N-MFP are available on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their portfolio holdings information on troweprice.com.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are considered to be independent (i.e., not “interested persons” as defined in Section 2(a)(19) of the 1940 Act) of the Price Funds, T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “interested” directors and officers are employees of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [204]	President and Chief Executive Officer, Federal Home Loan Bank of San Francisco (2021 to present); President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021); Director, Chimera Investment Corporation (2017 to 2021); Director, First Industrial Realty Trust (2020 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)

Ronald J. Daniels (1959) 2018 [204]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)

Bruce W. Duncan (1951) 2013 [204]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to 2021); Chief Executive Officer and Director (2009 to 2016), Chair of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chair of the Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to present); Director, Boston Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)

Robert J. Gerrard, Jr. (1952) 2013 [204]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chair of the Board, all funds (July 2018 to present)

Paul F. McBride (1956) 2013 [204]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Kellye L. Walker(c) (1966) 2021 [204]	Executive Vice President and Chief Legal Officer, Eastman Chemical Company (April 2020 to present); Executive Vice President and Chief Legal Officer, Huntington Ingalls Industries, Inc. (NYSE: HIl) (January 2015 to March 2020); Director, Lincoln Electric Company (October 2020 to present)

(a)All information about the independent directors was current as of December 31, 2021, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, nonexecutive chair of the Board and director of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014.
(c)Effective November 8, 2021, Ms. Walker was appointed as independent director of the Price Funds.

INTERESTED DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [204]	General Counsel, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chair of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director and Secretary, T. Rowe Price Investment Management, Inc. (Price Investment Management); Vice President and Secretary, T. Rowe Price International (Price International); Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2019 [0]	Director and Vice President, T. Rowe Price; Chief Executive Officer and President, T. Rowe Price Group, Inc.; Director, Price Investment Management; Vice President, T. Rowe Price Trust Company

Eric L. Veiel, CFA (1972) 2022 [204]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company

(a)All information about the interested directors was current as of January 1, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

OFFICERS

Name (Year of Birth) Position Held With Tax-Exempt Money Fund	Principal Occupation(s)

M. Helena Condez (1962) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Stephanie A. Gentile, CFA (1956) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, Price International, and T. Rowe Price Trust Company

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Alan D. Levenson, Ph.D. (1958) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Cheryl A. Mickel, CFA (1967) Vice President	Director and Vice President, T. Rowe Price Trust Company; Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Mary Ann Picciotto, CPA (1973) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and Price International; formerly, Head of Compliance, Invesco (to 2019)

Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Rachel Protzman (1988) Assistant Vice President	Assistant Vice President, T. Rowe Price

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Chen Shao (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Douglas D. Spratley, CFA (1969) President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Mitch Unger (1986) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Senior Research Analyst, NUVEEN, TIAA Investments (to 2018)

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,749,000 and $3,315,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Exempt Money Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	April 19, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	April 19, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	April 19, 2022